                         COMPUTATION OF TOTAL RETURN
                     HOMESTEAD FUNDS - DAILY INCOME FUND
                              DECEMBER 31, 1998

December 31, 1998
--------------------
Average Total Return
   Since Inception                     4.44%
   For the Five Years Ended            4.73%
   For the Year Ended                  4.91%
Cumulative Total Return
   Since Inception                    42.35%


Formulas:
--------------------
   Average Total Return:

                                   {(Ending Share Value - Beginning Share Value) +1} /\ (1/(# of days/365))-1  X 100
                                  -----------------------------------------------
                                            Beginning Share Value


   Since Inception:                    {(1,423.48 - 1,000.00)    +1}/\(1/(2,965/365))-1 X 100 = 4.44%
                                      -----------------------
                                            1,000.00

   For the Five
   Years Ended:                       {(1,423.48 - 1,103.01) +1} /\(1/5)-1 X 100 = 4.73%
                                      -----------------------
                                              1103

   For the Year Ended:                (1,423.48 - 1,356.90) X 100 = 4.91%
                                      -----------------------
                                            1356.9

Cumulative Total Return Since Inception:

                                      (Ending Share Value - Beginning Share Value) X 100
                                      --------------------------------------------
                                           Beginning Share Value

                                        (1,423.48 - 1,000.00)    X 100 = 42.35%
                                      ------------------------
                                              1,000.00

                          COMPUTATION OF TOTAL RETURN
           HOMESTEAD FUNDS - SHORT-TERM GOVERNMENT SECURITIES FUND
                              DECEMBER 31, 1998

December 31, 1998
--------------------
Average Total Return
   Since Inception                         5.76%
   For the Five Years Ended                5.51%
Cumulative Total Return
   Since Inception                        22.86%


Formulas:
--------------------
   Average Total Return:

                                   {(Ending Share Value - Beginning Share Value) +1} /\(1/(# of days/365))-1  X 100
                                  -----------------------------------------------
                                            Beginning Share Value


   Since Inception:                    {(1,228.63 - 1,000.00) +1} /\ (1/(1341/365))-1 X 100 = 5.76%
                                      -----------------------
                                            1,000.00

   For the Year Ended:
                                      (1,228.63 - 1,164.47) X 100 = 5.51%
                                      -----------------------
                                              1164

Cumulative Total Return Since Inception:

                                      (Ending Share Value - Beginning Share Value) X 100
                                      ----------------------------------------------
                                           Beginning Share Value

                                        (1,228.63 - 1,000.00)    X 100 = 22.86%
                                      ------------------------
                                              1,000.00

                          COMPUTATION OF TOTAL RETURN
                    HOMESTEAD FUNDS - SHORT- TERM BOND FUND
                               DECEMBER 31, 1998



December 31, 1998
--------------------
Average Total Return
   Since Inception                     6.11%
   For the Five Years Ended            5.76%
   For the Year Ended                  6.40%
Cumulative Total Return
   Since Inception                    52.94%


Formulas:
--------------------
   Average Total Return:

                                   {(Ending Share Value - Beginning Share Value) +1} /\ (1/(# of days/365))-1  X 100
                                  -----------------------------------------------
                                            Beginning Share Value


   Since Inception:                    {(1,529.41 - 1,000.00)    +1} /\ (1/(2,615/365))-1 X 100 = 6.11%
                                      -----------------------
                                            1,000.00

   For the Five
   Years Ended:                       {(1,529.41 - 1,155.95) +1} /\ (1/5)-1 X 100 = 5.76%
                                      -----------------------
                                             1155.95

   For the Year Ended:                (1,529.41 - 1,437.43) /\ 100 = 6.40%
                                      ---------------------
                                             1437

Cumulative Total Return Since Inception:

                                      (Ending Share Value - Beginning Share Value) /\ 100
                                      ----------------------------------------------
                                           Beginning Share Value

                                        (1,529.41 - 1,000.00)    X 100 = 52.94%
                                      ------------------------
                                              1,000.00

                          COMPUTATION OF TOTAL RETURN
                           HOMESTEAD FUNDS-VALUE FUND
                               DECEMBER 31, 1998



December 31, 1998
--------------------
Average Total Return
   Since Inception                    16.55%
   For the Five Years Ended           17.29%
   For the Year Ended                  8.31%
Cumulative Total Return
   Since Inception                   247.08%


Formulas:
--------------------
   Average Total Return:

                                   {(Ending Share Value - Beginning Share Value) +1} /\ (1/(# of days/365))-1  X 100
                                  -----------------------------------------------
                                            Beginning Share Value


   Since Inception:                    {(3,470.86 - 1,000.00)    +1} /\ (1/(2,615/365))-1 X 100 = 16.55%
                                      -----------------------
                                            1,000.00

   For the Five
   Years Ended:                       {(3,470.86 - 1,563.85) +1} /\ (1/5)-1 X 100 = 17.29%
                                      -----------------------
                                             1563.85

   For the Year Ended:                (3,470.86 - 3204.43) X 100 = 8.31%
                                      --------------------
                                             3204.43

Cumulative Total Return Since Inception:

                                      (Ending Share Value - Beginning Share Value) X 100
                                      --------------------------------------------
                                           Beginning Share Value

                                        (3,470.86 - 1,000.00)    X 100 = 247.08%
                                      ------------------------
                                              1,000.00

                          COMPUTATION OF TOTAL RETURN
                   HOMESTEAD FUNDS - SMALL COMPANY STOCK FUND
                               DECEMBER 31, 1998



December 31, 1998
--------------------
Average Total Return
   Since Inception                     N/A
   For the Year Ended                  N/A
Cumulative Total Return
   Since Inception                  -11.02%


Formulas:
--------------------
   Average Total Return:

                                   {(Ending Share Value - Beginning Share Value) +1} /\ (1/(# of days/365))-1  X 100
                                  -----------------------------------------------
                                            Beginning Share Value


   Since Inception:                           N/A


   For the Year Ended:                        N/A



Cumulative Total Return Since Inception:

                                      (Ending Share Value - Beginning Share Value) X 100
                                      --------------------------------------------
                                                  Beginning Share Value

                                        (889.80 - 1,000.00)    X 100 = -11.02
                                      ------------------------
                                              1,000.00